UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

February 22, 2006

HYDROGEN CORPORATION
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-32065	2 Juniper Street Versailles, PA 15132	86-0965692
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(412) 405-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the reverse acquisition transaction of Hydrogen LLC by the predecessor corporation, Chiste Corporation, the board of directors on July 7, 2005, after the consummation of the acquisition, determined that the fiscal year of the corporation would be changed to December 31. The change reflected the accounting treatment of the acquisition. The Form 8-K dated July 7, 2005, included financial statements of Hydrogen LLC on the basis of a fiscal year end of December 31, and since the consummation of the transaction the registrant has filed financial statements on this basis.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. None required.

(b)	Pro forma financial information. None required

(c)	Exhibits. None required

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HydroGen Corporation
(Registrant)

Date: February 22, 2006	By:	/s/ Joshua Tosteson
Joshua Tosteson, President